UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2020

Date of reporting period: 09/30/2019

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
September 30, 2019

NICHOLAS EQUITY INCOME
FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2019

Report to Fellow Shareholders:

     For the six-months ended September 30, 2019, Nicholas Equity Income Fund (Fund) returned 9.43% versus 6.08% for the Standard & Poor’s 500 Index (S&P 500). The current bull stock market has continued its remarkable run of more than ten years since the S&P 500 bottomed in March 2009 and now is the longest and second-largest since the 1990s. The primary investment objective of the Fund is to produce reasonable income for the investor. To achieve this objective, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the S&P 500 Index. We are pleased to report the Fund had a 30-day SEC yield of 2.04%, which exceeds the S&P 500 yield of 1.97%.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended September 30, 2019.

			Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas Equity
Income Fund, Inc.	9.43%	7.81%	10.42%	8.52%	12.08%	9.84%
Standard & Poor’s 500 Index	6.08%	4.53%	13.39%	10.84%	13.24%	9.01%
Russell 1000 Value Index	5.25%	4.00%	9.43%	7.79%	11.46%	7.82%
Lipper Equity Income
Funds Objective	5.27%	3.64%	9.46%	7.58%	10.71%	7.86%
Consumer Price Index	0.87%	1.73%	2.07%	1.54%	1.73%	2.02%
Ending value of $10,000
invested in Nicholas
Equity Income Fund, Inc.	$10,943	$10,781	$13,462	$15,048	$31,289	$40,889
Fund’s Expense Ratio (from 07/30/19 Prospectus): 0.73%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2019, the Fund held 61 stocks and a cash position of approximately 6%. All stocks in the portfolio are expected to pay dividends and most have raised their dividends periodically. The Fund’s top five holdings were Microsoft, Medtronic, Quest Diagnostics, Apple and Johnson & Johnson. These five holdings accounted for 14.49% of the Fund’s net assets. For the six-month period ended September 30, 2019, stocks that helped the Fund’s performance were Target, Hasbro, KAR Auction Services, Quest Diagnostics and L3Harris Technologies. Stocks that hindered performance were Xilinx, Pfizer, EnLink Midstream, Webster Financial and Philip Morris. Relative to the S&P 500, the Fund’s holdings within the healthcare and consumer discretionary sectors positively contributed to performance over the past six months, whereas holdings within technology and materials were not beneficial.

     In terms of industry concentration, healthcare represented approximately 18% of the portfolio, information technology 14%, financials 13%, industrials 10%, consumer discretionary 8%, consumer staples 7%, real estate 6%, communication services 5%, energy 5%, materials 5%, and utilities 3%.

     Regarding the economy, the current U.S. expansion has reached the 124-month mark, making it the longest business cycle expansion in the post-war period, exceeding the 114-month record set in the 1990s. The S&P 500 continues to reach all-time highs, given the accommodative posture of central banks around the world. As a result, the current S&P 500 next twelve months price-to-earnings multiple of 17.0x is above both the 5-year and 10-year averages of 16.6x and 14.9x, respectively. The Federal Reserve cut interest rates for the third time this year as the U.S. economy has slowed amid ongoing trade disputes and weak global growth. Real gross domestic product (GDP) increased at an annual rate of 1.9 percent in the third quarter of 2019, according to the Commerce Department. This is the lowest GDP growth rate of 2019, which followed 3.1% and 2.0% during the first two quarters of the year, respectively. The Federal Funds rate, which affects the cost of mortgages, credit cards and other borrowing, will now hover between 1.5% and 1.75%. Federal Reserve Chairman Jerome Powell strongly suggested at a press conference in late October that the Fed would hold rates steady for the foreseeable future. Powell said the current level is “likely to remain appropriate” given the Fed’s economic outlook of moderate economic growth, a strong labor market and inflation growing at around 2%. The change in Fed policy in 2019 comes after raising rates four times in 2018. Despite slower manufacturing growth over the past six months, measured by the IHS Markit U.S. Manufacturing PMI, the economy has remained relatively healthy due to a strong consumer. The October 2019 unemployment rate of 3.6%, slightly up from 3.5% in September is near the lowest levels in 50 years. Consumer spending, which accounts for more than two thirds of U.S. economy activity, has been strong aided by increasing wages.

     It is important to note that Federal Reserve decisions can have a significant impact on the market and economy but cannot be predicted with accuracy. Thus, management seeks to construct and maintain a diversified portfolio that we believe can produce attractive total returns regardless of the interest rate environment by focusing on high-quality, consistent dividend-paying stocks that have shown the ability to grow over time. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while also providing some loss mitigation in bear markets. Moreover, we seek to invest in management teams with strong business models and competitive advantages that have good track records of successfully navigating changing and uncertain environments.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. As of September 30, 2019, Nicholas Equity Income Fund ranked within the top 15% (37 out of 248 funds), based on total returns, for the 10-year period in the Lipper Equity Income Funds objective. Additionally, the Fund ranked 20% (105 out of 540), 38% (180 out of 475) and 38% (156 out of 418) for the one-, three- and five-year periods then ended, respectively.

Thank you for your continued investment in the Fund.

See important disclosures on the next page.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

The IHS Markit US Manufacturing PMI is based on data compiled from monthly replies to questionnaires sent to purchasing executives in over 400 manufacturing companies. The panel is stratified by GDP and company workforce size.

Dividend / Indicated Yield: The annual dividends per share divided by the price per share expressed as a percentage.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Next Twelve Months Price-to-Earnings (NTM P/E) Multiple: Value derived by dividing a company’s next 12 month earnings per share into the current price of one share of its stock.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

There is no guarantee that distributions will be made.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2019			Years Ended March 31,
	(unaudited)		2019	2018	2017	2016	2015
NET ASSET VALUE,
BEGINNING OF PERIOD	$18.87		$20.50	$20.70	$18.65	$20.99	$19.68
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.18	(1)	.40 (1)	.40 (1)	.36 (1)	.43	.43
Net gain (loss) on securities
(realized and unrealized)	1.54		.92	.81	2.45	(1.45)	2.06
Total from investment
operations	1.72		1.32	1.21	2.81	(1.02)	2.49
LESS DISTRIBUTIONS
From net investment income	(.08)		(.56)	(.53)	(.36)	(.42)	(.43)
From net capital gain	(.73)		(2.39)	(.88)	(.40)	(.90)	(.75)
Total distributions	(.81)		(2.95)	(1.41)	(.76)	(1.32)	(1.18)
NET ASSET VALUE,
END OF PERIOD	$19.78		$18.87	$20.50	$20.70	$18.65	$20.99

TOTAL RETURN	9.43	%(2)	7.88%	5.93%	15.57%	(4.92)%	13.13%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$391.9		$386.8	$472.6	$532.2	$520.0	$594.5
Ratio of expenses to
average net assets	.73	%(3)	.73%	.72%	.72%	.72%	.72%
Ratio of net investment income to
average net assets	1.88	%(3)	2.02%	1.96%	1.86%	2.23%	2.13%
Portfolio turnover rate	40.69	%(3)	36.76%	31.66%	36.18%	24.92%	19.14%

(1) Computed based on average shares outstanding.

(2) Not annualized.

(3) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2019 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	3.60%
Medtronic Public Limited Company	2.98%
Quest Diagnostics Incorporated	2.83%
Apple Inc.	2.56%
Johnson & Johnson	2.51%
Chevron Corporation	2.40%
Northern Trust Corporation	2.29%
JPMorgan Chase & Co.	2.22%
Abbott Laboratories	2.21%
Target Corporation	2.16%
Total of top ten	25.76%

Sector Diversification (as a percentage of portfolio)
September 30, 2019 (unaudited)

Fund Expenses
For the six month period ended September 30, 2019 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and
(2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the
Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/19	09/30/19	04/01/19 - 09/30/19
Actual	$1,000.00	$1,094.30	$3.82
Hypothetical	1,000.00	1,021.35	3.69
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2019 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.28%
	Communication Services – Media & Entertainment — 2.58%
110,000	Cinemark Holdings, Inc.	$4,250,400
45,000	Walt Disney Company (The)	5,864,400
		10,114,800
	Communication Services – Telecommunications Services — 2.88%
120,000	AT&T Inc.	4,540,800
111,500	Verizon Communications Inc.	6,730,140
		11,270,940
	Consumer Discretionary – Durables & Apparel — 1.57%
52,000	Hasbro, Inc.	6,171,880
	Consumer Discretionary – Retailing — 6.65%
62,000	Genuine Parts Company	6,174,580
28,500	Home Depot, Inc. (The)	6,612,570
79,000	Target Corporation	8,445,890
86,500	TJX Companies, Inc. (The)	4,821,510
		26,054,550
	Consumer Discretionary – Services — 0.13%
8,646	Cedar Fair, L.P.	504,580
	Consumer Staples – Food, Beverage & Tobacco — 5.18%
145,000	Coca-Cola Company (The)	7,893,800
125,000	General Mills, Inc.	6,890,000
72,500	Philip Morris International Inc.	5,504,925
		20,288,725
	Consumer Staples – Household & Personal Products — 1.87%
59,000	Proctor & Gamble Company (The)	7,338,420
	Energy — 4.85%
79,500	Chevron Corporation	9,428,700
85,000	ConocoPhillips	4,843,300
41,250	EnLink Midstream, LLC	350,625
119,100	Enterprise Products Partners L.P.	3,403,878
40,183	Williams Companies, Inc. (The)	966,803
		18,993,306
	Financials – Banks — 6.22%
325,000	First Horizon National Corporation	5,265,000
74,000	JPMorgan Chase & Co.	8,709,060
36,500	PNC Financial Services Group, Inc. (The)	5,115,840
112,500	Webster Financial Corporation	5,272,875
		24,362,775

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2019 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.28% (continued)
	Financials – Diversified — 3.15%
61,600	Cohen & Steers, Inc.	$3,383,688
96,000	Northern Trust Corporation	8,958,720
		12,342,408
	Financials – Insurance — 4.04%
85,000	Arthur J. Gallagher & Co.	7,613,450
51,000	Chubb Limited	8,233,440
		15,846,890
	Health Care – Equipment & Services — 10.13%
103,500	Abbott Laboratories	8,659,845
107,500	Medtronic Public Limited Company	11,676,650
103,500	Quest Diagnostics Incorporated	11,077,605
172,500	Smith & Nephew PLC sponsored ADR	8,302,425
		39,716,525
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 7.34%
42,500	Eli Lilly and Company	4,752,775
111,500	Gilead Sciences, Inc.	7,066,870
76,000	Johnson & Johnson	9,832,880
198,500	Pfizer Inc.	7,132,105
		28,784,630
	Industrials – Capital Goods — 9.04%
108,500	Emerson Electric Co.	7,254,310
41,500	Illinois Tool Works Inc.	6,494,335
22,500	L3Harris Technologies, Inc.	4,694,400
20,500	Raytheon Company	4,021,895
37,500	Snap-on Incorporated	5,870,250
49,000	Stanley Black & Decker, Inc.	7,076,090
		35,411,280
	Industrials – Commercial & Professional Services — 0.83%
132,800	KAR Auction Services, Inc.	3,260,240
	Information Technology – Hardware & Equipment — 5.04%
44,900	Apple Inc.	10,056,253
137,500	Cisco Systems, Inc.	6,793,875
102,500	Corning Incorporated	2,923,300
		19,773,428

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2019 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.28% (continued)
	Information Technology – Semiconductors
	& Semiconductor Equipment — 4.46%
74,000	Analog Devices, Inc.	$8,268,020
48,000	Microchip Technology Incorporated	4,459,680
16,000	Texas Instruments Incorporated	2,067,840
28,000	Xilinx, Inc.	2,685,200
		17,480,740
	Information Technology – Software & Services — 4.97%
37,000	International Business Machines Corporation	5,380,540
101,500	Microsoft Corporation	14,111,545
		19,492,085
	Materials — 4.62%
66,500	Avery Dennison Corporation	7,552,405
55,000	RPM International, Inc.	3,784,550
98,500	Sensient Technologies Corporation	6,762,025
		18,098,980
	Real Estate — 5.98%
40,212	Digital Realty Trust, Inc.	5,219,920
10,000	Equinix, Inc.	5,768,000
71,800	W.P. Carey Inc.	6,426,100
217,500	Weyerhaeuser Company	6,024,750
		23,438,770
	Utilities — 2.75%
54,000	CMS Energy Corporation	3,453,300
48,000	Dominion Energy, Inc.	3,889,920
36,000	WEC Energy Group, Inc.	3,423,600
		10,766,820
	TOTAL COMMON STOCKS
	(cost $284,117,076)	369,512,772

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2019 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.71%
	U.S. Government Securities – 4.08%
$6,000,000	U.S. Treasury Bill 10/01/2019, 1.984%	$6,000,000
5,000,000	U.S. Treasury Bill 10/15/2019, 1.863%	4,996,440
5,000,000	U.S. Treasury Bill 10/22/2019, 1.751%	4,994,982
		15,991,422
	Money Market Fund – 1.63%
6,376,543	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 1.85%	6,376,543
	TOTAL SHORT-TERM INVESTMENTS
	(cost $22,367,965)	22,367,965
	TOTAL INVESTMENTS
	(cost $306,485,041) — 99.99%	391,880,737
	OTHER ASSETS, NET OF LIABILITIES — 0.01%	38,416
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$391,919,153

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2019 (unaudited)

ASSETS
Investments in securities at value (cost $306,485,041)	$391,880,737
Receivables —
Dividend and interest	592,873
Capital stock subscription	1,599
Total receivables	594,472
Other	90,711
Total assets	392,565,920

LIABILITIES
Payables —
Investment securities purchased	375,253
Due to adviser —
Management fee	183,703
Accounting and administrative fee	7,495
Total due to adviser	191,198
Other payables and accrued expense	80,316
Total liabilities	646,767
Total net assets	$391,919,153
NET ASSETS CONSIST OF
Paid in capital	$284,717,827
Accumulated distributable earnings	107,201,326
Total net assets	$391,919,153

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (19,817,818 shares outstanding)	$19.78

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2019 (unaudited)

INCOME
Dividend	$4,868,264
Interest	238,620
Total income	5,106,884

EXPENSES
Management fee	1,199,272
Transfer agent fees	66,526
Accounting and administrative fees	48,928
Registration fees	34,655
Audit and tax fees	16,525
Accounting system and pricing service fees	12,055
Directors’ fees	11,565
Postage and mailing	11,460
Custodian fees	9,827
Insurance	8,463
Printing	6,170
Legal fees	4,971
Other operating expenses	3,008
Total expenses	1,433,425
Net investment income	3,673,459

NET REALIZED GAIN ON INVESTMENTS	26,293,179

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	5,070,414
Net realized and unrealized gain on investments	31,363,593
Net increase in net assets resulting from operations	$35,037,052

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2019 (unaudited)
and the year ended March 31, 2019

	Six Months
	Ended
	09/30/2019	Year Ended
	(unaudited)	03/31/2019
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$3,673,459	$8,657,501
Net realized gain on investments	26,293,179	42,789,796
Change in net unrealized appreciation/depreciation
on investments	5,070,414	(19,520,914)
Net increase in net assets
resulting from operations	35,037,052	31,926,383

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(16,499,463)	(62,431,528)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(483,590 and 1,439,649 shares, respectively)	9,202,216	28,231,074
Reinvestment of distributions
(807,200 and 3,151,096 shares, respectively)	14,957,670	56,794,601
Cost of shares redeemed
(1,973,107 and 7,142,658 shares, respectively)	(37,578,137)	(140,293,849)
Change in net assets derived
from capital share transactions	(13,418,251)	(55,268,174)
Total increase/(decrease) in net assets	5,119,338	(85,773,319)

NET ASSETS
Beginning of period	386,799,815	472,573,134
End of period	$391,919,153	$386,799,815

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2019 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended March 31, 2019.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

Notes to Financial Statements (continued)
September 30, 2019 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$369,512,772
Money Market Fund	6,376,543
Level 2 –
U.S. Government Securities	15,991,422
Level 3 –
None	—
Total	$391,880,737
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2019 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2019 and the year ended March 31, 2019 was as follows:

	09/30/2019	03/31/2019
Distributions paid from:
Ordinary income	$1,674,283	$12,462,320
Long-term capital gain	14,825,180	49,969,208
Total distributions paid	$16,499,463	$62,431,528

As of September 30, 2019, investment cost for federal tax purposes was
$305,732,456 and the tax basis components of net assets were as follows:

Unrealized appreciation	$91,176,471
Unrealized depreciation	(5,028,190)
Net unrealized appreciation	$86,148,281

The difference between financial statement and tax-basis cost and unrealized appreciation are attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2019. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2019. At September 30, 2019, the fiscal years 2016 through 2019 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board ASC 946, “Financial Services – Investment
Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2019 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2019. There have been no material subsequent events since September 30, 2019 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,405 for the period ended September 30,
2019 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2019, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$74,585,292 and $95,832,729, respectively.

(4) New Accounting Pronouncement —
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13,
“Disclosure Framework – Changes to the Disclosure Requirements for Fair Value
Measurement,” which amends the fair value disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The
ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
March 31, 2015	20.99	0.4294		0.7468		22.4	58,325
March 31, 2016	18.65	0.4226		0.8980		15.4	55,455
March 31, 2017	20.70	0.3615		0.3955		18.6	64,090
March 31, 2018	20.50	0.5324		0.8782		19.1	67,893
March 31, 2019	18.87	0.5634		2.3904		17.6	73,247
September 30, 2019	19.78	0.0820	(a)	0.7290	(b)	19.3	80,151

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.0123 on May 8, 2019 to shareholders of record on May 7, 2019.
Paid $0.0697 on August 7, 2019 to shareholders of record on August 6, 2019.
(b)	Paid $0.7290 on May 8, 2019 to shareholders of record on May 7, 2019.

Approval of Investment Advisory Contract

(unaudited)

In April 2019, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2020. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2019, the management fee was 0.62% and the Fund’s total expense ratio (including the management fee) was 0.73%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value focused funds with similar asset sizes and a prospectus objective of equity income. In terms of the peer group data used for performance comparisons, the Fund was ranked 6th, 13th, 8th and 4th out of 19 funds for the one-, three-, five- and ten-year periods ending March 31, 2019. The Fund had the sixth lowest expense ratio among its peer group. The Board also reviewed the twelve-month yield and Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality. The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated exceptional performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (for first and third quarters ending March 31, 2019 or after). The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers

DAVID O. NICHOLAS, President

JOHN A. HAUSER, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 27, 2019

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 27, 2019

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 27, 2019